                                                                   EXHIBIT 10.74

                           FIFTH AMENDMENT dated as of July 29, 2003 (this
                  "Amendment") to the Credit Agreement dated as of September 22, 2000 (the "Credit Agreement") as heretofore amended, among Select Medical Corporation, a Delaware corporation (the "Company"), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the Company, the "Borrowers"), the Lenders party thereto, JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as US Agent and US Collateral Agent, J.P. Morgan Bank Canada (formerly The Chase Manhattan Bank of Canada), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

                  WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve amendments to certain provisions of the Credit Agreement;

                  WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

                  NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

                  SECTION 1. Appointment. J.P. Morgan Bank Canada hereby resigns as Canadian Agent and Canadian Collateral Agent and the Required Lenders, in consultation with the Borrowers, hereby appoint JPMorgan Chase Bank, Toronto Branch, as its successor. JPMorgan Chase Bank, Toronto Branch hereby accepts such appointment as Canadian Agent and Canadian Collateral Agent. As of the Amendment Effective Date (as defined in Section 4 hereof), all provisions of the Credit Agreement, including but not limited to Article VIII thereof, shall apply to JPMorgan Chase Bank, Toronto Branch, upon the same terms and subject to the same conditions as provided in Article VIII thereof, mutatis mutandis.

                  SECTION 2. Amendments. Effective as of the Amendment Effective Date (as defined in Section 4 hereof):

                  (a) The following definitions are inserted in the appropriate alphabetical positions in Section 1.01:

                           "Fifth Amendment Effective Date" means the date on which the Fifth Amendment to this Agreement shall have become effective in accordance with its terms.

                           "Kessler" means Kessler Rehabilitation Corporation, a Delaware corporation.

                           "Kessler Acquisition" means the Acquisition of Kessler and the Kessler Subsidiaries pursuant to a Stock Purchase Agreement substantially in the form delivered to the Administrative Agent prior to the Fifth Amendment Effective Date.

                           "Kessler Loan Agreement" means the Loan Agreement dated as of December 31, 2002 among Kessler, Kessler Institute for Rehabilitation, Inc. and Kessler Care Center at Cedar Grove, Inc., as borrowers, various lenders party thereto, and Fleet National Bank, as agent.

                           "Kessler Subordinated Indebtedness" means
         Subordinated Indebtedness of the Company and/or Select Medical Escrow in an aggregate principal amount not greater than US$250,000,000 and subordinated guarantees in respect of such Subordinated Indebtedness by the US Subsidiaries (a) that shall contain covenants and events of default in the aggregate not less favorable to the Company than those described in the Preliminary Offering Memorandum dated July 21, 2003 (the "Offering Memorandum") relating to the offering of senior subordinated notes by Select Medical Escrow, (b) that shall contain subordination provisions in the aggregate at least as favorable to the Lenders as those described in the Offering Memorandum and (c) that shall mature no earlier than, and, except as set forth in the Offering Memorandum, require no amortization, redemption, repurchase, prepayment or defeasance earlier than, six months following the latest of the US Term Maturity Date, the Canadian Term Maturity Date and the Revolving Maturity Date."

                           "Kessler Subsidiary" means each subsidiary of Kessler acquired pursuant to the Kessler Acquisition.

                           "Select Medical Escrow" means Select Medical Escrow, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company.

                           "Select Medical Escrow Collateral Date" means the date 45 days after the earlier of either (a) the completion of the Kessler Acquisition or (b) the repayment of the Kessler Subordinated Indebtedness pursuant to a Special Mandatory Redemption.

                           "Special Mandatory Redemption" has the meaning set forth in the Offering Memorandum for the Kessler Subordinated Indebtedness.

                           "US Security Documents" means the US Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the US Security Agreement, the US Pledge Agreement, and any Mortgage granted by any US Subsidiary.

                  (b) The definition of "Adjusted EBITDA" in Section 1.01 is hereby amended by adding the phrase ", up to US$10,000,000 of write-offs of accounts receivable by Kessler and/or any Kessler Subsidiaries recorded in the thirty days immediately preceding the completion of the Kessler Acquisition" after the phrase "in connection with the NovaCare Acquisition" therein.

                  (c) Paragraph (g) of the definition of "Collateral and Guarantee Requirement" in Section 1.01 is hereby amended by adding to the end thereof the following:

                  "provided that, in the case of any Mortgaged Property acquired by the Company or any Subsidiary as a result of the Kessler Acquisition, the requirements of this paragraph shall be satisfied on or prior to the 90th day after the completion of the Kessler Acquisition;"

                  (d) The definition of "Collateral and Guarantee Requirement" in Section 1.01 is hereby amended by deleting the word "and" before "(iv)" in the last sentence thereof and adding to the end of the last sentence thereof the following:

                  ", (v) prior to the Select Medical Escrow Collateral Date, (A) Select Medical Escrow shall not be required to execute the US Security Documents (or any supplements thereto) and (B) the Company and the Subsidiaries (including Select Medical Escrow) shall not be required to create Liens on the assets or Equity Interests of Select Medical Escrow or pledge the Equity Interests of Select Medical Escrow pursuant to the US Pledge Agreement and (vi) in the event that the consent of any joint venture partner (other than a Loan Party) of a Kessler Subsidiary is required under a joint venture agreement of such Kessler Subsidiary to authorize the execution of any US Security Document by such Kessler Subsidiary or the pledge of the Equity Interest in such Kessler Subsidiary by any Loan Party that is a holder thereof, and if such consent cannot be obtained following the use of reasonable best efforts, such US Security Document need not be executed by, or such Loan Party need not pledge such Equity Interest in, such Kessler Subsidiary, and the Collateral and Guarantee Requirement in respect of such Kessler Subsidiary or such Equity Interest shall not be deemed to be unsatisfied during any period when the Borrowers are complying with the foregoing or in the event such consent cannot, after the exercise of such efforts, be obtained, provided that (A) the portion of Adjusted EBITDA attributable to Kessler Subsidiaries which have not executed any such US Security Document shall not exceed US$10,000,000 for any period of four consecutive fiscal quarters and (B) the total assets of all Kessler Subsidiaries which have not executed any such US Security Document shall at no time exceed US$30,000,000"

                  (e) The definition of "Excess Cash Flow" in Section 1.01 is amended by adding the phrase "and/or the Kessler Acquisition, in each case net of the principal amount of any Indebtedness issued for the purpose of funding such Acquisition" after the phrase "investments in cash in Permitted Acquisitions" therein.

                  (f) The definition of "Indebtedness" in Section 1.01 is amended by adding the phrase "or the Kessler Acquisition" after the phrase "in connection with Permitted Acquisitions" in clause (b) therein.

                  (g) Section 3.03 is amended by adding the phrase "or the Kessler Acquisition" after the phrase "with respect to any Permitted Acquisition" therein.

                  (h) Section 3.20 is amended by adding the phrase ", the Qualified Subordinated Indebtedness and the Kessler Subordinated Indebtedness" after the phrase "of the Senior Subordinated Notes" therein.

                  (i) Section 5.12 is hereby amended by adding a new paragraph
(c) thereto as follows:

                           "(c) The Company will, and will cause each Subsidiary to, promptly after the completion of the Kessler Acquisition, execute any and all documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which either the Collateral Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be satisfied with respect to the Subsidiaries and assets acquired in the Kessler Acquisition, all at the expense of the Loan Parties. The Company shall, and shall cause each Subsidiary to, provide the Agents with such additional instruments or documents, including, without limitation, opinions of counsel, certified resolutions, incumbency certificates, third party consents and other evidences of authority, with respect to the Kessler Acquisition, as any Agent shall reasonably request."

                  (j) Section 5.16 is hereby amended by adding the phrase "(other than lessees which have not executed any US Security Documents in compliance with clause (vi) of the definition of "Collateral and Guarantee Requirement")" immediately after the phrase "The Company shall cause the lessee".

                  (k) A new Section 5.18 is added as follows:

                           "SECTION 5.18. Kessler Loan Agreement. The Company
shall ensure that, prior to or simultaneously with the completion of the Kessler Acquisition, the Kessler Loan Agreement shall be terminated, all amounts outstanding thereunder shall be paid in full and all Liens securing the obligations thereunder shall be released, and the Company shall deliver to the Administrative Agent such evidence as it shall reasonably have requested as to the satisfaction of such requirements."

                  (l) Section 6.01 is hereby amended by deleting the word "and" at the end of paragraph (p), deleting paragraph (q) and adding new paragraphs
(q), (r) and (s) as follows:

                           "(q) Liens on the property of Kessler and the Kessler Subsidiaries existing on the date of the completion of the Kessler Acquisition and listed on Schedule 6.01 (q);

                           (r) any extension, renewal or replacement of any of the foregoing (subject to the limitations set forth above on the amounts of the Liens so replaced), provided that Liens extending, renewing or replacing Liens permitted under paragraph (q) shall not be Permitted Liens if the amount secured is increased or the Liens extend to any additional property; and

                           (s) prior to the Select Medical Escrow Collateral Date, Liens on the property or Equity Interests of Select Medical Escrow securing Select Medical Escrow's obligations in connection with the Kessler Subordinated Indebtedness."

                  (m) Section 6.02 is hereby amended by deleting the word "and" at the end of paragraph (i), replacing the period at the end of paragraph (j) with "; and" and adding a new paragraph (k) as follows:

                           "(k) dispositions not in the ordinary course of business of assets acquired in connection with the Kessler Acquisition with an aggregate value not to exceed $30,000,000; provided that (i) such dispositions are made (or binding agreements to make such dispositions are executed) within 18 months after the completion of the Kessler Acquisition and (ii) the proceeds of such dispositions are (A) reinvested in assets to be used in the business of the Company or (B) applied to prepay Loans hereunder pursuant to Section 2.11, in each case within 180 days of the receipt of such proceeds."

                  (n) Section 6.04 is hereby amended by deleting the word "and" at the end of paragraph (q), replacing the period at the end of paragraph (r) with ";" and adding new paragraphs (s), (t) and (u) as follows:

                           "(s) Investments constituting the Kessler
         Acquisition;

                           (t) Investments in Select Medical Escrow in an aggregate amount not to exceed US$17,000,000 and Investments by Select Medical Escrow in the Company; and

                           (u) Investments by Kessler and the Kessler
         Subsidiaries existing on the date of completion of the Kessler Acquisition and listed on Schedule 6.04(u)."

                  (o) Section 6.05 is hereby amended by deleting the word "and" at the end of paragraph (1), replacing the period at the end of paragraph (m) with ";" and adding new paragraphs (n) and (o) as follows:

                           "(n) the Kessler Subordinated Indebtedness; and

                           (o) Indebtedness of Kessler and the Kessler
         Subsidiaries existing on the date of completion of the Kessler Acquisition and listed on Schedule 6.05(o)."

                  (p) Section 6.06 is hereby amended by adding the phrase "or, in connection with the Kessler Subordinated Indebtedness, Select Medical Escrow" after the phrase "other than a Subsidiary Guarantor".

                  (q) Section 6.08 is hereby amended by deleting the word "and" at the end of paragraph (d), replacing the period at the end of paragraph (e) with ";" and adding new paragraphs (f) and (g) as follows:

                           "(f) Contingent Obligations of Kessler and the Kessler Subsidiaries existing on the date of the completion of the Kessler Acquisition and listed on Schedule 6.08(f); and

                           (g) Contingent Obligations of the US Subsidiaries that constitute Kessler Subordinated Indebtedness and Contingent Obligations of Select Medical Escrow that arise in connection with the Kessler Subordinated Indebtedness."

                  (r) Section 6.09 is hereby amended by replacing the word "and" after the phrase "Permitted Acquisitions" with "," and replacing the period at the end of the paragraph with the following:

                  "and (c) Joint Ventures acquired by the Company or its Subsidiaries as a result of the Kessler Acquisition and listed on Schedule 6.09(c)."

                  (s) Section 6.13 is hereby amended by adding the phrase "Notwithstanding the foregoing, the Company or any of its Subsidiaries may continue to engage in any line or lines of business of Kessler or the Kessler Subsidiaries existing at the time of the completion of the Kessler Acquisition that does not result in the Company or any of its Subsidiaries being engaged to any substantial extent in any line or lines of business activity other than the operation or management of LTACHs or the Rehabilitation and Occupational Health Business (except to the extent that the value of the assets of any such other line or lines of business at the time of the Kessler Acquisition does not exceed US$30,000,000).

                  (t) Section 6.15 is hereby amended by replacing the word "and" after the phrase "permitted under Section 6.05(d)" with "," and adding the phrase "and (iv) payments constituting the Special Mandatory Redemption" after the phrase "the prepayment of Senior Subordinated Notes with up to US$25,000,000 (or US$45,000,000 if such Initial Public Offering is the Planned IPO) of the Net Proceeds from such Initial Public Offering".

                  (u) Paragraph (c) of Section 6.16 is hereby amended by deleting the chart therein and substituting therefor the following chart:

           Period               Maximum Leverage Ratio
----------------------------    ----------------------
Through June 30, 2004               3.25 to 1.00
July 1, 2004 and thereafter         3.00 to 1.00

                  (v) Paragraph (e) of Section 6.16 is hereby amended by adding the phrase "or the Kessler Acquisition or Consolidated Capital Expenditures incurred by Kessler or the Kessler Subsidiaries prior to the completion of the Kessler Acquisition" after the phrase "consideration for Permitted Acquisitions".

                  SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

                  SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

                  SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 6. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                     SELECT MEDICAL CORPORATION,

                                        by  /s/ Michael E. Tarvin
                                            ------------------------------
                                            Name: Michael E. Tarvin
                                            Title: Senior Vice President

                                     CANADIAN BACK INSTITUTE LIMITED,

                                        by  /s/ Michael E. Tarvin
                                            ------------------------------
                                            Name: Michael E. Tarvin
                                            Title: Vice President

                                     JPMORGAN CHASE BANK, individually
                                     and as US Agent and US Collateral Agent,

                                        by  /s/ James S. Ely, III
                                            ------------------------------
                                            Name: James S. Ely, III
                                            Title: Managing Director

                                     J.P. MORGAN BANK CANADA,
                                     individually and as retiring Canadian Agent and retiring Canadian Collateral Agent,

                                        by  /s/ Christine Chan
                                            ------------------------------
                                            Name: Christine Chan
                                            Title: Vice President

                                     JPMORGAN CHASE BANK, TORONTO BRANCH,
                                     individually and as successor
                                     Canadian Agent and successor Canadian
                                     Collateral Agent,

                                        by  /s/ Christine Chan
                                            ------------------------------
                                            Name: Christine Chan
                                            Title: Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    Fleet National Bank

                                    by /s/ J. Nicholas cole
                                       -----------------------------------------
                                       Name:  J. Nicholas cole
                                       Title: Managing Director

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    CIBC INC.

                                    by /s/ Terence Moore
                                       -----------------------------------------
                                       Name:  TERENCE MOORE
                                       Title: EXECUTIVE DIRECTOR
                                              CIBC WORLD MARKETS CORP., AS AGENT

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    AERIES FINANCE-II LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent

                                    by /s/ Thomas H.B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H.B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    AMARA 2 FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Financial Manager

                                    by /s/ Thomas H.B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H.B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    AVALON CAPITAL LTD.2
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor

                                    by /s/ Thomas H.B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H.B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    CERES II FINANCE LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent (Financial)

                                    by /s/ Thomas H.B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H.B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                 OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Subadvisor

                                       /s/ Thomas H.B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H.B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor

                                           /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                           Name:  Thomas H.B. Ewald
                                           Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                DIVERSIFIED CREDIT PORTFOLIO LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Investment Advisor

                                    by /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                AIM FLOATING RATE FUND
                                By: INVESCO Senior Secured Management, Inc.
                                    As Attorney in fact

                                    by /s/ Thomas H. B. Ewald
                                       ----------------------------------------
                                       Name:  Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                INVESCO EUROPEAN CDO I.S.A.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Collateral Manager

                                    by /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                INVESCO CBO 2000-1 LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Advisor

                                    by /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                SEQUILS-LIBERTY, LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Collateral Manager

                                    by /s/ Thomas H. B. Ewald
                                       ----------------------------------------
                                       Name:  Thomas H. B. Ewald
                                       Title: Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution

                                Wachovia Bank, National Association

                                    by: /s/ Harry E. Ellis
                                        ---------------------------------------
                                        Name:  Harry E. Ellis
                                        Title: Managing Director
                                               Senior Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                ADDISON CDO, LIMITED (#1279)
                                By: Pacific Investment Management Company LLC,
                                    as its Investment Advisor

                                    By /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                              Mohan V. Phansalkar
                                              Executive Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                ATHENA CDO, LIMITED (#1277)
                                By: Pacific Investment Management Company LLC,
                                    as its Investment Advisor

                                    By /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                              Mohan V. Phansalkar
                                              Executive Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                CAPTIVA III FINANCE LTD. (ACCT. 275),
                                as advised by Pacific Investment Management
                                Company LLC

                                By: /s/ David Dyer
                                    --------------------------------------------
                                       Name:  DAVID DYER
                                       Title: DIRECTOR

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                CAPTIVA IV FINANCE LTD. (ACCT. 1275),
                                as advised by Pacific Investment Management
                                Company LLC

                                By: /s/ David Dyer
                                    --------------------------------------------
                                       Name:  DAVID DYER
                                       Title: DIRECTOR

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                JISSEKIKUN FUNDING, LTD. (#1288)
                                By: Pacific Investment Management Company LLC,
                                    as its Investment Advisor

                                    By: /s/ Mohan V. Phansalkar
                                        ----------------------------------------
                                            Mohan V. Phansalkar
                                            Executive Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                SEQUILS-MAGNUM, LTD. (#1280)
                                By: Pacific Investment Management Company LLC,
                                    as its Investment Advisor

                                    By: /s/ Mohan V. Phansalkar
                                        ----------------------------------------
                                              Mohan V. Phansalkar
                                              Executive Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                WRIGLEY CDO, LTD. (#1285)
                                By: Pacific Investment Management Company LLC,
                                    as its Investment Advisor

                                    By: /s/ Mohan V. Phansalkar
                                        ----------------------------------------
                                               Mohan V. Phansalkar
                                               Executive Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    PNC, National Association

                                    by /s/ Jeffrey S. Delay
                                       -----------------------------------------
                                       Name:  Jeffrey S. Delay
                                       Title: Assistant Vice President

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                GENERAL ELECTRIC CAPITAL CORPORATION

                                    by /s/ Brian P. Schwinn
                                       -----------------------------------------
                                       Name:  Brian P. Schwinn
                                       Title: Duly Authorized Signatory

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                Sequils - Centurion V. Ltd.
                                American Express Asset Management Group Inc, as Collateral Manager

                                  by /s/ Leanne Stavrakis
                                     ------------------------------------------
                                     Name:  Leanne Stavrakis
                                     Title: Director - Operations

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                Centurion CDO II, Ltd.
                                By: American Express Asset Management
                                    Group, Inc. as Collateral Manager

                                    by /s/ Leanne Stavrakis
                                       ---------------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                BZH Cypresstree - 1 LLC

                                by /s/ HI HUA
                                   ---------------------------------------------
                                   Name:  HI HUA
                                   Title: AUTHORIZED AGENT

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                BZH Steeling LLC

                                by /s/ HI HUA
                                   ---------------------------------------------
                                   Name:  HI HUA
                                   Title: AUTHORIZED AGENT

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                    Societe Generale

                                    by /s/ Richard Bernaf
                                       -----------------------------------------
                                       Name:  Richard Bernaf
                                       Title: Director

                                To approve the Fifth Amendment (the
                                "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                Name of Institution:

                                CREDIT LYONNAIS NEW YORK BRANCH

                                    by /s/ Charles Heidriech
                                       -----------------------------------------
                                       Name:  Charles Heidriech
                                       Title: Senior Vice President

                      To approve the Fifth Amendment (the
                      "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                      Name of Institution:

                      Credit Suisse First Bosten

                         by /s/ Christopher Lally          /s/ Jennifer A. Pieza
                            ----------------------------------------------------
                            Name:  CHRISTOPHER LALLY       JENNIFER A. PIEZA
                            Title:  VICE PRESIDENT             ASSOCIATE